June 7, 2010

NEUBERGER BERMAN INTERNATIONAL FUND

SUMMARY PROSPECTUS
Class A Shares (   ), Class C Shares (   ), Institutional Class Shares (    )

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at https://www.nb.com/MutualFundLiterature.aspx?id=1230&aclass=equity&sclass. You can also get this information at no cost by calling 800-366-6264 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus dated June 7, 2010 (and as it may be amended or supplemented), and SAI dated December 14, 2009, as amended June 7, 2010 (and as it may be further amended or supplemented), are incorporated herein by reference.

GOAL
The Fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” in the Fund’s SAI.

	Class A	Class C	Class I
Shareholder Fees
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of original purchase price)1	None	1.00	None
Redemption/Exchange fee on shares held 60 days or less (as a % of amount redeemed/ exchanged)	2.00	2.00	2.00
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.10	1.10	0.99
Distribution (12b-1) fees	0.25	1.00	None
Other expenses2	0.19	0.19	0.19
Acquired fund fees and expenses	0.02	0.02	0.02
Total annual operating expenses	1.56	2.31	1.20
Fee waiver and/or expense reimbursement	0.03	0.03	0.03
Total annual operating expenses after fee waiver and/or expense reimbursement3	1.53	2.28	1.17

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$722	$1,031	$1,368	$2,317
Class C (assuming redemption)	$331	$712	$1,227	$2,638
Class C (assuming no redemption)	$231	$712	$1,227	$2,638
Institutional Class	$119	$372	$651	$1,446

1If all shares of the Fund are being sold, the contingent deferred sales charge (CDSC) is based on the original purchase price or the current market value of the shares being sold, whichever is less. For Class A shares, a CDSC of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2“Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.

3Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of each class are limited to 1.51%, 2.26% and 1.15% of average net assets, respectively. Each of these undertakings lasts until 8/31/2013. The Fund has agreed that each of Class A, Class C and Institutional Class will repay

NEUBERGER BERMAN INTERNATIONAL FUND	June 7, 2010

NBM for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.51%, 2.26% and 1.15% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
To pursue its goal, the Fund invests mainly in foreign companies of any size, including companies in developed and emerging industrialized markets. The Fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The Fund seeks to reduce risk by diversifying among many industries. Although it has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the Portfolio Manager looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The Portfolio Manager also considers the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Most of the Fund’s performance depends on what happens in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments. The value of your investment may fall, sometimes sharply, and you could lose money.

Foreign and Emerging Market Risk. Foreign securities can be riskier than comparable U.S. securities. This is in part because some foreign markets are less developed and foreign governments, economies, laws, tax codes, and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. Additional risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, social, political or economic instability, nationalization or expropriation of assets, and differing auditing and legal standards. As a result, foreign securities can fluctuate more widely in price than comparable U.S. securities and they may also be less liquid. Investing in emerging market countries involves risks in addition to those generally associated with investing in developed foreign countries. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets.

Currency Risk. Currency fluctuations could erase investment gains or add to investment losses.

NEUBERGER BERMAN INTERNATIONAL FUND	June 7, 2010

Market Capitalization Risk. Mid- and small-cap stocks tend to be less liquid and more volatile than large-cap stocks. Any type of stock may underperform any other during a given period.

Value Investing Risk. With a value approach, there is the risk that stocks may remain undervalued during a given period, because value stocks, as a category, may lose favor with investors, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Growth Investing Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously. Growth stocks may underperform during periods when the market favors value stocks.

Recent Market Conditions. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses”.

NEUBERGER BERMAN INTERNATIONAL FUND	June 7, 2010

PERFORMANCE
The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Description of Index” in the prospectus, has characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
-24.36	-18.01	-13.10	43.30	30.33	23.96	25.18	3.02	-45.74	35.77

Best quarter: Q2 '09, 22.83%
Worst quarter: Q3 '08, -23.97%
Year-to-date performance as of 3/31/2010: 1.22%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/09*
	1 Year	5 Years	10 Years
International Fund
Institutional Class Return Before Taxes	35.77	3.33	1.72
Institutional Class Return After Taxes on Distributions	35.29	1.92	0.53
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	23.39	2.74	1.21
Class A Return Before Taxes	27.96	2.11	1.11
Class C Return Before Taxes	34.77	3.33	1.72
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	32.46	4.02	1.58

After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*
For each class, the above performance is that of the Fund’s Investor Class. Because Investor Class has lower expenses than Class A and Class C and has higher expenses than Institutional Class, its performance typically would have been better than that of Class A and Class C and slightly lower than that of Institutional Class. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

NEUBERGER BERMAN INTERNATIONAL FUND	June 7, 2010

INVESTMENT MANAGERS
Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER
The Fund is managed by Benjamin Segal (Managing Director of NBM and NB LLC). He has managed the Fund since November 2003.

BUYING AND SELLING SHARES
The Fund is closed to new investors.

Shares of the Fund generally are available only through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. If you use an investment provider, you must contact that provider to buy or sell shares of the Fund.

For Institutional Class eligibility requirements see “Maintaining Your Account” in the prospectus.

For certain investors, Class A and Class C shares of the Fund are also available directly from NBM. See “Maintaining Your Account” and “Grandfathered Investors” in the prospectus. Such investors may buy or sell Class A and Class C shares directly in various ways:

By mail	If regular, first-class mail, send to: Neuberger Berman Funds	If express delivery, registered mail, or certified mail, send to:
	Boston Service Center	Neuberger Berman Funds
	P.O. Box 8403	c/o State Street Bank and Trust Company
	Boston, MA 02266-8403	30 Dan Road
Canton, MA 02021
By wire, by fax, by telephone, by exchange, or by systematic investment or withdrawal	Call 800-877-9700 for instructions

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

The price you pay for each Class A share is its offering price, which is its net asset value per share plus any applicable sales charge. The price you pay for each Class C share or Institutional Class share is its net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted.

Unless a CDSC or redemption/exchange fee is applied, the Fund pays you the full share price when you sell shares. When you sell shares, you will receive the next share price to be calculated after your order has been accepted, minus any applicable CDSC or redemption/exchange fee.

The Fund is open for business every day the New York Stock Exchange is open.

TAX INFORMATION
Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes actual or deemed distributions of ordinary income or net capital gains. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

NEUBERGER BERMAN INTERNATIONAL FUND	June 7, 2010

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved.

NEUBERGER BERMAN INTERNATIONAL FUND	June 7, 2010

SEC File Number: 811-00582
K0149 06/10 53048